SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2006

JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-31114	88-0471759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 West 42nd Street, 12th Floor, New York, New York		10036
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code -	(212) 554-4550

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

        On April 17, 2006, Javelin Pharmaceuticals, Inc. issued a press release in which we announced the filing of our Form 10-K for the 2005 fiscal year. A copy of the press release is attached as an exhibit to this Report.

Item 9.01  Financial Statements and Exhibits

        99.1    Press Release, dated April 17, 2006.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.
By:	/s/ Daniel B. Carr
Daniel B. Carr, M.D., Chief Executive Officer

Dated:  April 17, 2006

Exhibit Index

Exhibit Number	Exhibit
99.1	Press Release of Javelin Pharmaceuticals, Inc. dated April 17, 2006.